FOODARAMA SUPERMARKETS, INC.

                                 922 Highway 33

                               Building 6, Suite 1

                            Howell, New Jersey 07731

                               -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held on Wednesday, April 4, 2001
                               -------------------


     The Annual Meeting of Shareholders (the "Meeting") of Foodarama Supermarkets, Inc. (the "Company") will be held at the offices of the Company, 922 Highway 33, Building 6, Suite 1, Howell, New Jersey 07731, on Wednesday, April 4, 2001 at 10:30 A.M. (local time), for the following purposes:

     1.   To elect a Board of five Directors;

     2. To approve the adoption of the Foodarama Supermarkets, Inc. 2001 Stock Incentive Plan; and,

     3. To transact such other business as may properly come before the Meeting and any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on February 26, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of shareholders as of the record date will be available to shareholders at the Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU WILL BE PRESENT AT THE MEETING.

                                             By Order of the Board of Directors,





Howell, New Jersey                           Richard J. Saker,
March 5, 2001                                Secretary

                          FOODARAMA SUPERMARKETS, INC.

                                 922 Highway 33

                               Building 6, Suite 1

                            Howell, New Jersey 07731


                               -------------------
                                 PROXY STATEMENT
                               -------------------

                               GENERAL INFORMATION


     This Proxy Statement and the accompanying form of proxy are being mailed to the shareholders of Foodarama Supermarkets, Inc. (the "Company") in connection with the solicitation, by and on behalf of the management of the Company, of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of the Company, 922 Highway 33, Building 6, Suite 1, Howell, New Jersey, on Wednesday, April 4, 2001 at 10:30 A.M. (local time) and at all postponements or adjournments thereof.

     The securities entitled to vote at the Annual Meeting consist of shares of Common Stock of the Company with each share of Common Stock entitling its owner to one vote on an equal basis. The number of outstanding shares of Common Stock on February 26, 2001 was 1,117,290. Only shareholders of record on the books of the Company at the close of business on that date will be entitled to vote at the meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. The affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote is required for the election of Directors. The proxy card provides space for a shareholder to withhold votes for any or all nominees for the Board of Directors. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required for the approval of the Foodarama Supermarkets, Inc. 2001 Stock Incentive Plan. All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative votes, authority withheld for any nominee for Director and any abstentions or broker non-votes. Authority withheld will be counted toward the tabulation of total votes cast in the election of Directors and will have the same effect as a negative vote. Any proxy submitted and containing an abstention or a broker non-vote is not counted as a vote cast on any matter to which it relates and will only be counted for purposes of determining whether a quorum is present at the Annual Meeting.

     All shares of Common Stock represented by properly executed proxies will be voted at the Annual Meeting, unless such proxies have previously been revoked. Unless otherwise instructed, the shares of Common Stock represented by such proxies will be voted "for" the election of management's nominees for Director and approval of the Foodarama Supermarkets, Inc. 2001 Stock Incentive Plan. Management does not know of any other matter to be brought before the Annual Meeting, but it is intended that, as to any such other matter, votes may be cast pursuant to the proxies in accordance with the judgment of the person or persons acting thereunder unless otherwise directed by the shareholders.

     The Company's mailing address is 922 Highway 33, Building 6, Suite 1, Freehold, New Jersey, 07728 and its telephone number is (732) 462-4700. The notice, proxy statement and enclosed form of proxy are being mailed to shareholders on or about March 5, 2001.

     Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by (a) delivering written notice of such revocation to the Secretary of the Company at its offices; (b) delivering to the Secretary of the Company a duly executed proxy bearing a later date; or (c) appearing at the Annual Meeting and requesting the return of his or her proxy.

     YOU ARE REQUESTED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

PROXY STATEMENT
--------------------------------------------------------------------------------

PRINCIPAL SHAREHOLDERS

     The following table shows, as of February 26, 2001, the persons known to the Company who owned directly or beneficially more than 5% of the outstanding Common Stock of the Company:

                                                        Amount
                                                     Beneficially      Percent
Name of Beneficial Owner                                 Owned        of Class
--------------------------------------------------------------------------------
Joseph J. Saker (1) (2) (3) (4).....................    254,576           22.8
Estate of Mary Saker (1) (3) .......................     62,798            5.6
Richard J. Saker (1) (5) (6) .......................     94,303            8.4
Dimensional Fund Advisors, Inc. (7) ................     82,600            7.4
Arthur N. Abbey (8) ................................    114,400           10.2
The Dinger Group (9) ...............................     72,766            6.5

-------------------
(1) The address of the foregoing person is c/o Foodarama Supermarkets, Inc., 922 Highway 33, Building 6, Suite 1, Freehold, New Jersey 07728.

(2) Includes 13,378 shares held by Joseph J. Saker's wife and 31,399 shares willed to him by Mary Saker.

(3) Mary Saker, deceased, was the mother of Joseph J. Saker. One-half or 31,399 of her shares have been willed to Joseph J. Saker.

(4) Includes 85,000 shares held by the Joseph Saker Family Partnership, L.P. (the "Partnership"), of which the Joseph J. Saker Corp. (the "General Partner") is the sole general partner. The General Partner is owned solely by Joseph J. Saker, has a 1% interest in the Partnership and has the sole power to vote and dispose of these shares. Except for his interest in the General Partner, Joseph J. Saker does not own any other interest in the Partnership. The limited partner has a 99% interest in the Partnership. Joseph J. Saker disclaims beneficial ownership of shares held by the Partnership in excess of his pecuniary interest therein.

(5) Includes 1,760 shares held by Richard J. Saker's wife and 1,377 shares which are held in a trust for Mr. Saker's son, of which Mr. Saker is the trustee. Mr. Saker disclaims beneficial ownership of the shares described in the preceding sentence.

(6) Does not include 85,000 shares held by the Joseph Saker Family Partnership, L.P. The General Partner of the Partnership, which is owned solely by Joseph J. Saker, has the sole power to vote and dispose of these shares. Richard J. Saker has an indirect interest in these shares by reason of his interest in the limited partnership interests of the Partnership. Richard
     J. Saker disclaims beneficial ownership of shares held by the Partnership in excess of his pecuniary interest.

(7) The address of Dimensional Fund Advisors, Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager for certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles are referred to collectively herein as the "Portfolios." In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 82,600 shares of Foodarama Supermarkets, Inc. Common Stock based upon a copy of Schedule 13G dated February 2, 2001. The Portfolios own all securities reported in the table, and Dimensional disclaims beneficial ownership of such securities.

(8) The address of Arthur N. Abbey is 212 East 39th Street, New York, New York 10016. Based upon a copy of Schedule 13D dated April 15, 1999 and filed with the Securities and Exchange Commission on April 20, 1999, Mr. Abbey has sole voting power with respect to the shares.

(9) On the basis of a copy of Schedule 13D dated February 7, 2001, the Dinger Group is comprised of Carl W. Dinger III (51,800 shares), Jeffrey E. Dinger (10,900 shares), Carl W. Dinger, Jr. (5,500 shares), Carousel World LP (1,500 shares), Ashley E. Dinger Trust (407 shares), Caleigh N. Dinger Trust (759 shares), Shelby C. Dinger Trust (100 shares) and Dinger Marital Trust (1,800 shares). As of February 7, 2001, the reporting persons comprising the Dinger Group beneficially owned a total of 72,766 shares of the Company's Common Stock. Except for the trusts, each member of the Dinger Group owns shares individually and retains voting control over his, her or its respective holdings. Shares in the trusts are held for the benefit of the children of Carl W. Dinger III and are voted by the trustees, Carl W. Dinger III, Jeffrey E. Dinger and Brenda L. Dinger. Carousel World LP is a partnership of which Carl W. Dinger III and Jeffrey
     E. Dinger are the general partners. The member of the Dinger Group specified in the Schedule 13D as being authorized to receive notices and communications is Carl W. Dinger III, whose address is 7 Lake Trail West, Morristown, New Jersey 07960.

FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

SECURITIES OWNED BY MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 26, 2001 by each director and nominee for director of the Company, the executive officers of the Company on such date and the executive officers, nominees for director and directors as a Group. Except as set forth in the footnotes to this table, the shareholders have sole voting and investment power over such shares.


                                                                      Amount
                                                                   Beneficially    Percent
Name of Beneficial Owner                                               Owned      of Class
-------------------------------------------------------------------------------------------
Joseph J. Saker (1) (2) (3)......................................     254,576         22.8
Richard J. Saker (1) (4) (5) ....................................      94,303          8.4
Albert A. Zager (1) .............................................       1,500          *
Charles T. Parton (1) ...........................................       2,500          *
Robert H. Hutchins (1) ..........................................          --         --
Michael Shapiro (1) (6) .........................................       2,000          *
Emory A. Altobelli (1) ..........................................          25          *
Carl L. Montanaro (1) ...........................................          15          *
Robert V. Spires (1) ............................................          --         --
Joseph C. Troilo (1) ............................................          --         --
Directors, Nominees for Director and Executive Officers
  as a Group (10 persons) (2) (3) (4) (5) (6) (7) ...............     354,919         31.8

(*) Less than one percent.

(1) The address of the foregoing person is c/o Foodarama Supermarkets, Inc., 922 Highway 33, Building 6, Suite 1, Freehold, New Jersey 07728.

(2) Includes 13,378 shares held by Joseph J. Saker's wife and 31,399 shares willed to him by Mary Saker.

(3) Includes 85,000 shares held by the Joseph Saker Family Partnership, L.P. (the "Partnership"), of which the Joseph J. Saker Corp. (the "General Partner") is the sole general partner. The General Partner is owned solely by Joseph J. Saker, has a 1% interest in the Partnership and has the sole power to vote and dispose of these shares. Except for his interest in the General Partner, Joseph J. Saker does not own any other interest in the Partnership. The limited partner has a 99% interest in the Partnership. Joseph J. Saker disclaims beneficial ownership of shares held by the Partnership in excess of his pecuniary interest therein.

(4) Includes 1,760 shares held by Richard J. Saker's wife and 1,377 shares which are held in a trust for Mr. Saker's son, of which Mr. Saker is the trustee. Mr. Saker disclaims beneficial ownership of the shares described in the preceding sentence.

(5) Does not include 85,000 shares held by the Joseph Saker Family Partnership, L.P. The General Partner of the Partnership, which is owned solely by Joseph J. Saker, has the sole power to vote and dispose of these shares. Richard J. Saker has an indirect interest in these shares by reason of his interest in the limited partnership interests of the Partnership. Richard
     J. Saker disclaims beneficial ownership of shares held by the Partnership in excess of his pecuniary interest.

(6)  Owned jointly with Mr. Shapiro's wife.

(7)  Of the 354,919 shares, 352,879 are owned by the Directors of the Company.

Joseph J. Saker has obtained loans in connection with personal investments and other obligations and has pledged 163,700 shares of the Company's Common Stock, beneficially owned by him, to secure such loans. All of such loans were made for varying terms and interest rates by the respective lenders pursuant to routine promissory notes and agreements, under which the material events of default consist of nonpayment of principal or interest when due, adverse change in the financial condition of the borrower, material impairment of the collateral and death.

The Company's Second Amended and Restated Revolving Credit and Term Loan Agreement provides that an event of default shall occur if Messrs. Joseph J. Saker and Richard J. Saker together, do not own, beneficially, all voting rights with respect to at least 29% of all of the issued and outstanding Common Stock of the Company.

PROXY STATEMENT
--------------------------------------------------------------------------------

NOMINEES AS DIRECTORS OF THE COMPANY

It is intended that the shares of the Company's Common Stock represented by proxies solicited hereby will be voted for the five nominees listed below. If for any reason any of the said nominees should be unable or unwilling to serve, which is not now anticipated, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors of the Company (the "Board"). The Directors will be elected to hold office until the next annual meeting and until their respective successors are duly elected and qualified.


                                                                                       Year First
                                                                                        Elected a
Name and Age                         Principal Occupation                               Director
--------------------------------------------------------------------------------------------------
Joseph J. Saker (72) .............   Chairman of the Board of the Company                 1958
Richard J. Saker (49) ............   President and Secretary of the Company               1987
Charles T. Parton (59) ...........   Chairman of the Board--                              1995
                                     Two River Community Bank, a commercial bank
Albert A. Zager (52) .............   Member--Carton, Arvanitis, McGreevy,                 1995
                                     Argeris, Zager & Aikins, L.L.C., Attorneys
Robert H. Hutchins (49). .........   President and Managing Director--                    ---
                                     Hutchins, Laezza, Farrell & Allison, P.A.,
                                     Certified Public Accountants

Mr. Joseph J. Saker has served as President of the Company since its incorporation in 1958 until October 3, 2000 and as Chairman since 1971. In addition to his responsibilities with the Company, he is a member of the Board of Directors of Wakefern Food Corporation and is active in other community affairs.

Mr. Richard J. Saker, a graduate of St. Joseph's University, has been employed by the Company since 1969 and served as Senior Vice President--Operations from 1984 until 1995, at which time he assumed the position of Executive Vice President--Operations. On October 3, 2000, he was elected President of the Company. He is the son of Joseph J. Saker.

Mr. Parton is Chairman of the Board of Two River Community Bank (the "Bank") and has served in that position since May 1, 2000. Prior to assuming that position, he served as President and Chief Executive Officer of the Bank from February 1, 2000 to April 30, 2000. In addition, on March 1, 1999, Mr. Parton began serving and continues to serve as a managing member of TRB, LLC, a financial holding company formed in connection with the incorporation of the Bank. He formerly served as the President of Concord Science and Technology Co., Inc. from May 1997 until February 1999. He has been a financial executive, consultant and Certified Financial Planner for the last seven years and is Executive Vice President and Treasurer of The Parton Corporation. He is also a Director of Kuehne Chemical Co., Inc. (chlorine and caustic soda products).

Mr. Zager has been a member of Carton, Arvanitis, McGreevy, Argeris, Zager & Aikins, L.L.C. and its predecessors since 1977. He is the Chairman of its Executive and Management Committees. He is President of the Board of Directors of the Center for Holocaust Studies of Brookdale College and outside General Counsel for Meridian Health System, Inc.

Mr. Robert H. Hutchins, CPA, has been the President and Managing Director of Hutchins, Laezza, Farrell & Allison, P.A., a certified public accounting firm, since he founded the firm in 1984. In addition, Mr. Hutchins is a founder and Chairman of the Board of Trustees of Ocean Housing Alliance, Inc., and has served as an elected Board Member of the Toms River Regional School District and as an appointed member of the Ocean County Mental Health Advisory Board. He is past Chairman of the American Cancer Society-Ocean Unit, Co-chairperson of the American Cancer Society Eastern Region Excalibur and a member of the National American Cancer Society Excalibur Advisory Committee.

FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

DIRECTORS MEETINGS AND COMMITTEES

The Company held eight meetings of its Board of Directors during the fiscal year ended October 28, 2000. No incumbent Director attended fewer than 75% of the total number of meetings held by the Board and Committees of the Board on which he served.

The Board of Directors of the Company has appointed Executive, Audit and Stock Option Committees. The Company does not have a compensation committee of the Board of Directors. Instead, the full Board of Directors acts on matters of compensation. The Executive Committee, which consists of Messrs. Joseph J. Saker and Richard J. Saker, holds periodic meetings as required by the circumstances. The Audit and Stock Option Committees both consist of Messrs. Parton and Zager. During the fiscal year ended October 28, 2000, the Audit Committee held three meetings and there were no meetings of the Stock Option Committee.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission ("SEC"), in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of Audit Committee

The Audit Committee (the "Committee") consists of the following members of the Company's Board of Directors: Charles T. Parton and Albert A. Zager. Each of the members of the Committee is independent as defined under the American Stock Exchange listing standards. The Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

The primary function of the Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Committee's primary duties and responsibilities are to: 1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; 2) recommend a firm of independent auditors for the Company each year, as well as review and appraise the audit efforts of the Company's independent accountants and internal audit department; 3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; 4) oversee management's establishment and enforcement of financial policies and business practices; and 5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

Audit Committee Charter

The Audit Committee developed an Audit Committee Charter (the "Charter") in consultation with the Company's accounting and finance department, its internal auditor, the Company's independent public accountants and outside general counsel. The Board adopted the Charter on June 7, 2000 (see Appendix A for a copy of the Charter). The Committee is currently comprised of two (2) independent directors. The rules of the American Stock Exchange require that the Committee be comprised of three (3) independent directors prior to June 14, 2001. The Company anticipates that if elected to the Board at the Annual Meeting, Mr. Robert H. Hutchins will be appointed to serve as the third independent director on the Committee.

Review of the Company's Audited Financial Statements for the Fiscal Year ended October 28, 2000

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 28, 2000, with the Company's management. The Committee has discussed with Amper, Politziner & Mattia, P.A., the Company's independent public accountants, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Committee has also received the written disclosures and the letter from Amper, Politziner & Mattia, P.A. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Amper, Politziner & Mattia, P.A. with that firm.

Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 28, 2000 for filing with the SEC.

Audit Fees

The Company paid a total of $113,000 to Amper, Politziner & Mattia, P.A. for audit services which included work related to the annual audit and quarterly reviews rendered in fiscal year 2000.

PROXY STATEMENT
--------------------------------------------------------------------------------

Financial Information Systems Design and Implementation Fees

Amper, Politziner & Mattia, P.A. did not render any professional services in connection with the design, implementation, or maintenance of the Company's information systems, local area network and the like during the fiscal year 2000.

All Other Fees

The Company paid a total of $41,000 to Amper, Politziner & Mattia, P.A. for non-audit services which included income tax consultation and sundry accounting consultation projects rendered in fiscal year 2000. The Committee has considered whether the non-audit services provided by Amper, Politziner &Mattia, P.A. was compatible with maintaining its independence and has determined that the nature and substance of the limited non-audit services did not impair the status of Amper, Politziner &Mattia, P.A. as the Company's independent auditors.

Submitted by: Charles T. Parton
              Albert A. Zager



--------------------------------------------------------------------------------
EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as set forth below:

Name                                          Age   Capacities in Which Served
-------------------------------------------------------------------------------------------------------------

Joseph J. Saker (1)                           72    Chairman of the Board

Richard J. Saker (1)                          49    President and Secretary

Michael Shapiro (2)                           59    Senior Vice President, Chief Financial Officer
                                                      and Treasurer

Emory A. Altobelli (3)                        60    Senior Vice President--Corporate Subsidiaries
                                                      and Services

Carl L. Montanaro (4)                         59    Senior Vice President--Sales and Merchandising

Robert V. Spires (5)                          47    Senior Vice President--Human Resources
                                                      and Labor Relations

Joseph C. Troilo (6)                          67    Senior Vice President--Financial Administration,
                                                      Assistant Secretary and Assistant Treasurer

----------

(1)  See Nominees as Directors of the Company.

(2) Mr. Shapiro joined the Company on August 15, 1994 as Senior Vice President, Chief Financial Officer and Treasurer.

(3) Mr. Altobelli has served as Senior Vice President, Corporate Subsidiaries and Services, since June 21, 1995. Prior to such date he served as Senior Vice President, Administration, since June 1990.

(4) Mr. Montanaro has served as Senior Vice President, Sales and Merchandising, since June 21, 1995. From March 1988 to such date he served as Vice President of Sales and Merchandising.

(5) Mr. Spires has served as Senior Vice President, Human Resources and Labor Relations, since June 21, 1995. From August 1991 to such date, he served as Vice President of Human Resources and Labor Relations.

(6) Mr. Troilo has served as Senior Vice President, Financial Administration, since August 1994. From 1974 to such date, he served as Senior Vice President, Finance.

FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

The aggregate compensation paid or accrued by the Company during the last three fiscal years ended October 31, 1998, October 30, 1999 and October 28, 2000 to the Chief Executive Officer of the Company and to the four most highly compensated executive officers (other than the Chief Executive Officer) whose compensation in salary and bonus exceeded $100,000 in the last fiscal year (the "Named Officers") is set forth in the following table:


                                                        Summary Compensation Table
                                          ------------------------------------------------------------
                                                Annual Compensation           All Other Compensation
                                          -----------------------------    ---------------------------
                                          ------------------------------------------------------------
Name and Principal Position               Year     Salary       Bonus          SERP (2)    401(k) (3)
------------------------------------------------------------------------------------------------------
Joseph J. Saker .......................   2000    $361,201      $69,893 (1)    $134,400      $3,400
  Chairman and                            1999     344,000       63,941 (1)     120,300       3,200
  Chief Executive Officer                 1998     330,000       45,109 (1)      70,100       5,197
Richard J. Saker ......................   2000    $374,475      $76,742 (1)    $298,000      $3,400
  President, Chief Operating Officer      1999     341,025       62,826 (1)     270,000       3,200
    and Secretary                         1998     325,000       44,426 (1)     242,100       4,735
Michael Shapiro .......................   2000    $185,827      $25,934 (1)    $ 91,700      $6,023
  Senior Vice President,                  1999     168,670       25,731 (1)      60,000       5,600
  Chief Financial Officer                 1998     174,893       18,195 (1)          --       6,603
    and Treasurer
Carl L. Montanaro .....................   2000    $153,106      $20,896 (1)    $ 27,400      $5,608
  Senior Vice President,                  1999     149,266       19,726 (1)      27,500       5,284
  Sales and Merchandising                 1998     140,596       13,949 (1)      16,700       4,126
Emory A. Altobelli ....................   2000    $140,796      $14,852 (1)    $ 32,800      $5,455
  Senior Vice President,                  1999     135,888       14,736 (1)      32,400       4,857
  Corporate Subsidiaries                  1998     129,824       10,420 (1)      26,600       5,297
    and Services

(1) Incentive compensation paid or accrued pursuant to the Company's Incentive Compensation Plans (the "Incentive Plans"). The Incentive Plans were adopted by the Board for each of the fiscal years presented in the table to attract, retain and motivate non-union salaried employees by providing incentive compensation awards in cash. The Board administers the Incentive Plans, which includes designating non-union salaried employees eligible to participate in the Incentive Plans and awarding incentive compensation to the eligible employees, subject to the Company achieving certain specified levels of pre-tax profit. In administering the Incentive Plans, the Board took into account the recommendations of the Company's executive officers, except that determinations made with respect to the Company's Chief Executive Officer and Chief Operating Officer were made solely by the Company's independent directors.

(2) These amounts represent the projected annual benefit at retirement as of the end of each fiscal year for the applicable named executive officer under the Company's Supplemental Executive Retirement Plan (the "SERP"), which was approved by the Board of Directors on January 17, 1989. Amounts payable at retirement under the SERP range from 40% to 50% of the employee's highest average compensation over a five-year period less primary Social Security, pension plan benefits and 401(k) benefits and are payable until death, but for a minimum of 120 months. This Plan covers seven executive officers and other key employees and is intended to supplement the Company's retirement benefits. Such amounts are not payable until the earlier of the death, disability or retirement of the covered employee. The Company anticipates paying for benefits as they become due out of current operating income.

     The SERP provides for a pre-retirement death benefit of one-half the amount payable upon retirement, actuarially computed, payable to the employee's beneficiary over 120 months. If the employee dies after retirement, such employee's beneficiary will receive the same benefit the employee would have received if the employee had lived for 120 months. During fiscal 2000, the Company recorded $368,000 of deferred compensation expense with respect to the SERP.

(3) Represents amounts contributed by the Company under its 401(k) Plan (the "401(k) Plan"). The Company maintains a 401(k) Plan for all qualified non-union employees. Employees are eligible to participate in the 401(k) Plan after completing one year of service (1,000 hours) and attaining age
     21. Employee contributions are discretionary to a maximum of 15% of compensation but may not exceed $10,500 per year. The Company has elected to match 25% of the employee's contributions up to 6% of employee eligible compensation not exceeding $170,000. The Company may make additional discretionary contributions. These discretionary contributions amounted to 2% of eligible compensation for the three calendar years ending December 31, 2000.


8
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PROXY STATEMENT
--------------------------------------------------------------------------------

PENSION PLAN

     The Company maintains a defined benefit pension plan for eligible employees. Full vesting occurs after five years of service. Benefits upon retirement prior to age 65 are reduced actuarially. Benefits under the plan are determined by a formula equal to .6% times the highest five consecutive year average of a participant's compensation times the total years of service at September 30, 1997. The plan also provides for lump sum payments. The table set forth below specifies the estimated annual benefits payable upon normal retirement at age 65. Pursuant to a resolution adopted by the Board of Directors of the Company on September 24, 1997, years of service and benefit accruals for participants in the plan were frozen effective September 30, 1997. In lieu of contributions to the defined benefit pension plan for the three calendar years ended December 31, 2000, the Board of Directors of the Company has approved contributions to the 401(k) Plan in an amount equal to the sum of (a) two percent (2%) of the eligible compensation of 401(k) Plan participants; and (b) $.25 for every $1.00 contributed to the 401(k) Plan by the participants for up to 6% of the participant's eligible compensation. The Company did not make any contributions to the 401(k) Plan prior to freezing benefit accruals under the defined benefit pension plan.

                                  Years of Service at September 30, 1997
                             --------------------------------------------------
Remuneration                   15         20        25         30        35
-------------------------------------------------------------------------------
$100,000 ................... $ 7,500    $10,000   $12,500    $15,000   $17,500
 125,000 ...................   9,375     12,500    15,625     18,750    21,875
 150,000 ...................  11,250     15,000    18,750     22,500    26,250
 175,000 ...................  13,125     17,500    21,875     26,250    30,625
 200,000 ...................  15,000     20,000    25,000     30,000    35,000
 225,000 ...................  16,875     22,500    28,125     33,750    39,375
 250,000 ...................  18,750     25,000    31,250     37,500    43,750
 275,000 ...................  20,625     27,500    34,375     41,250    48,125
 300,000 ...................  22,500     30,000    37,500     45,000    52,500

For purposes of vesting benefits under the Pension Plan, the Company has credited Richard J. Saker with 23 years of service; Michael Shapiro with 3 years of service; Emory A. Altobelli with 14 years of service; and Carl L. Montanaro with 35 years of service.

Mr. Joseph J. Saker received a lump sum distribution of $403,878 in January 1995, representing the amount of his vested interest in the Pension Plan.

--------------------------------------------------------------------------------
DIRECTORS'COMPENSATION

All non-employee directors receive, in addition to reimbursement for their reasonable expenses associated with attendance at Board Meetings, an annual retainer fee of $12,000 payable quarterly in advance, and a participation fee of $1,000 for each meeting of the Board attended. All non-employee members of the Audit Committee receive, in addition to reimbursement for their reasonable expenses associated with attendance at Audit Committee Meetings, a fee of $1,000 for each Audit Committee meeting attended if held on a day other than a day on which a Board meeting is held. All non-employee members of the Stock Option Committee receive, in addition to reimbursement for their reasonable expenses associated with attendance at Stock Option Committee Meetings, a fee of $500 for each Stock Option Committee meeting attended if held on a day other than a day on which a Board Meeting is held.

The Company paid a total of $37,500 during the fiscal year ended October 28, 2000 to directors who are not employees of the Company.

--------------------------------------------------------------------------------
COMPLIANCE WITH REPORTING REQUIREMENTS

Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"). Executive Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company's review of the copies of such forms it has received, the Company believes that, during the fiscal year ended October 28, 2000, all of its Executive Officers, Directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to reports required to be filed by Section 16(a) of the Exchange Act.


9
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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

For the fiscal year ended October 28, 2000, the full Board of Directors performed the functions of a board compensation committee. Executive Officers who served on the Board of Directors were Mr. Joseph J. Saker, Chairman of the Board and Chief Executive Officer, and Mr. Richard J. Saker, President, Chief Operating Officer, and Secretary. The Board of Directors acted on matters of compensation for the Chief Executive Officer and the Chief Operating Officer, with each of such officers abstaining from any compensation decisions relating specifically to them.

--------------------------------------------------------------------------------
COMPENSATION REPORT OF THE BOARD OF DIRECTORS

The Board of Directors has acted as the Compensation Committee of the Board and has acted upon the compensation paid to the Company's Chairman and Chief Executive Officer and its President and Chief Operating Officer. After evaluation of several factors, including the contribution of each such officer to the Company as well as compensation paid for like positions in comparable companies, the independent members of the Board of Directors approved an increase in the salary paid to each of Mr. Joseph J. Saker, Chairman and Chief Executive Officer of the Company, and Mr. Richard J. Saker, President and Chief Operating Officer of the Company, in fiscal 2000. The independent members of the Board of Directors believe that the compensation paid to these executive officers was comparable to compensation paid for like positions in similar companies. In addition, pursuant to the Company's Incentive Plan and based upon the Company's achievement of certain levels of pre-tax profit specified in the Incentive Plan, the Board of Directors awarded cash incentive compensation to certain non-union salaried employees of the Company, including Mr. Joseph J. Saker and Mr. Richard J. Saker. See "Executive Compensation--Summary Compensation Table."

Charles T. Parton
Albert A. Zager


--------------------------------------------------------------------------------
PERFORMANCE ANALYSIS

Set forth below is a line graph comparing the cumulative total return of the Company, the AMEX Wholesale & Retail Trade Index, the Standard & Poor's 500 Composite Stock Price Index and the AMEX Composite Index for the five years commencing October 28, 1995 and ended October 28, 2000.

                          FOODARAMA SUPERMARKETS, INC.
                            PRICE PERFORMANCE GRAPH

 [THE FOLLOWING TABLES WERE REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

AMEX COMPOSITE
--------------

        1995        1996        1997         1998        1999        2000
        ----        ----        ----         ----        ----        ----
       521.67      568.72      675.75       645.41      800.80      909.30
         1.00        1.09        1.30         1.24        1.54        1.74
          100         109         130          124         154         174

INDUSTRY (AMEX)
---------------

         1995        1996        1997         1998        1999        2000
         ----        ----        ----         ----        ----        ----
       180.64      199.49      245.86       233.07      247.94      165.20
         1.00        1.10        1.36         1.29        1.37        0.91
          100         110         136          129         137          91

FSM
---

         1995        1996        1997         1998        1999        2000
         ----        ----        ----         ----        ----        ----
        12.13       14.25       18.50        32.00       28.63       18.38
         1.00        1.18        1.53         2.64        2.36        1.52
          100         118         153          264         236         152

S&P 500
-------

         1995        1996        1997         1998        1999        2000
         ----        ----        ----         ----        ----        ----
       581.50      705.27      914.62      1098.67     1362.03     1429.40
         1.00        1.21        1.57         1.89        2.34        2.46
          100         121         157          189         234         246

PROXY STATEMENT
--------------------------------------------------------------------------------

CERTAIN TRANSACTIONS

(a) Certain Business Relationships and Related Party Transactions

As required by the By-Laws of Wakefern Food Corporation ("Wakefern"), a retailer-owned food distribution corporation which provides purchasing, warehousing and distribution services to the Company as well as other retail supermarket chains, the obligations owed by the Company to Wakefern are personally guaranteed by Joseph J. Saker and Richard J. Saker. As of October 28, 2000 the Company was indebted to Wakefern in the amount of approximately $34,051,000 for current charges in the ordinary course of business. Wakefern presently requires each of its shareholders to invest up to $550,000 in Wakefern's non-voting capital stock for each store operated by it, computed in accordance with a formula based on the volume of such store's purchases from Wakefern. As of October 28, 2000, the Company had a 12.3% investment in Wakefern of $11,805,000. As a shareholder member of Wakefern, the Company earns a share of any annual Wakefern patronage dividend. The dividend is based on the distribution of operating profits on a pro rata basis in proportion to the dollar volume of business transacted by each member with Wakefern during each fiscal year. As of October 28, 2000, the Company was indebted in connection with an investment in Wakefern. The debt of $3,092,000 was non-interest bearing and payable in scheduled installments over a period of up to six years. Additional information with respect to the Company's relationship with Wakefern is contained in the Company's 2000 Annual Report on Form 10-K and in the notes to the Company's 2000 financial statements.

The Company also has an investment in Insure-Rite, Ltd., another company affiliated with Wakefern, of $953,000 as of October 28, 2000. Insure-Rite, Ltd. provides the Company with its general liability and property insurance coverage. The Company paid $3,528,000 for such insurance coverage in fiscal 2000 and believes that such amount is comparable to the amount that would be charged by a similarly situated unaffiliated general liability and property insurer.

The Company leases from Joseph J. Saker, the Chairman of the Company, and his wife, doing business as Saker Enterprises, a 57,000 square foot supermarket in Freehold, New Jersey, under a lease expiring December 31, 2003. The Company also leases from Saker Enterprises a 5,200 square foot garden center building and 5,000 square feet of yard area under a lease expiring December 31, 2003 and 9,000 square feet of space for its liquor store under a lease expiring December 31, 2003, both of which are located in the same shopping center as the supermarket. During the fiscal year ended October 28, 2000, an aggregate amount for rent (including taxes and insurance) of $867,000 was paid by the Company to Saker Enterprises for the supermarket, garden center and liquor store.

The Company subleases from Wakefern a supermarket in East Windsor, New Jersey under a sublease expiring in 2008. The Company also subleases from Wakefern a supermarket in Marlboro, New Jersey under a sublease expiring in 2006. During the fiscal year ended October 28, 2000, aggregate amounts for rent of $1,090,000 and $777,000 were paid by the Company to Wakefern for the East Windsor supermarket and the Marlboro supermarket, respectively. Upon expiration of these subleases, the underlying leases will be assigned to and assumed by the Company provided that certain conditions, which include the absence of defaults by the Company in its obligations to Wakefern and the Company's lenders, and the maintenance of a specified level of net worth, are satisfied. The term of the leases for the East Windsor and Marlboro supermarkets expire in 2018 and 2021, respectively.

The Company believes that the terms of the foregoing transactions are comparable to those available for non-affiliated persons in the respective localities.

(b)  Indebtedness of Management

Joseph J. Saker, Chairman of the Company, and doing business as Saker Enterprises, is indebted to the Company for advances made for construction on the South Freehold shopping center and other advances, which in total aggregated $177,000 as of October 28 2000. The indebtedness is evidenced a note payable. The indebtedness was restructured July 1, 1999 to provide for quarterly payments of interest only at 9% per annum through July 1, 2001 and principal and interest at 9% per annum of $11,109 due quarterly thereafter through July 1, 2006.



11
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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

APPROVAL OF THE FOODARAMA SUPERMARKETS, INC., 2001 STOCK INCENTIVE PLAN

On February 14, 2001, the Company's Board of Directors (the "Board") adopted the Foodarama Supermarkets, Inc. 2001 Stock Incentive Plan (the "2001 Plan"). If approved by the Company's shareholders, the 2001 Plan will replace the Foodarama Supermarkets, Inc. 1995 Stock Option Plan (the "1995 Plan") under which no options were granted. The Company has reserved 100,000 shares of its Common Stock for issuance under the 1995 Plan. The Board terminated the 1995 Plan on February 14, 2001, subject to the adoption of the 2001 Plan by the Company's shareholders, and adopted the 2001 Plan because the 2001 Plan provides the Company with more flexibility in awarding equity based incentives to its employees. The 1995 Plan permitted the grant of options to employees and not other types of equity incentive awards and limited the number of shares of the Company's Common Stock that might be acquired by any participant in the plan to 5,000. The 2001 Plan allows for several different types of equity based incentive awards described below and increases the number of shares of the Company's Common Stock that any participant in the plan may acquire to 50,000. The Board believes that the 2001 Plan will enhance its ability to attract and retain key employees who are in a position to contribute to the Company's growth and profitability. The shareholders will be asked at the Annual Meeting to adopt and approve the 2001 Plan.

RECOMMENDATION OF THE BOARD

THE FOODARAMA SUPERMARKETS, INC. BOARD OF DIRECTORS RECOMMENDS THAT FOODARAMA SUPERMARKETS, INC. SHAREHOLDERS VOTE FOR APPROVAL OF THE 2001 STOCK INCENTIVE PLAN. In their capacity as proxies, Messrs. Joseph J. Saker and Richard J. Saker intend to vote the proxies held by them in favor of the 2001 Plan, unless otherwise directed. Adoption of the 2001 Plan requires the affirmative vote, in person or by proxy, of a majority of the shares of Foodarama Supermarkets, Inc. Common Stock present and entitled to vote at the Annual Meeting.

Purpose. Consistent with the purpose of the 2001 Plan, "key personnel," including officers, full time employees and directors (employee and non-employee) of the Company or any subsidiary of the Company, as well as consultants or advisors providing services to the Company or any subsidiary or affiliate of the Company (collectively the "Participant" or "Participants"), who in the judgment of the Administrator (as defined below) administering the 2001 Plan, are important to the successful operation of the Company, will be eligible to receive incentive awards, including, but not limited to, stock options, stock appreciation rights, stock awards, phantom stock and performance awards (collectively the "Awards") under the 2001 Plan.

The Board of Directors believes that substantial benefits may accrue to the Company from the ability to grant a greater range of Awards to key personnel. The Board believes that such Awards will promote continuity of management and prove instrumental in attracting and retaining key executives and other employees. The Board also believes such Awards will encourage employees to acquire a proprietary interest in the Company through stock ownership, thereby affording them a greater incentive to enhance the value of the Common Stock of the Company (the "Stock") through their own efforts in improving the Company's business. Accordingly, the Company expects to, from time to time during the effective period of the 2001 Plan, grant to such key personnel, as may be selected to participate in the 2001 Plan, Awards to purchase Stock on the terms and subject to the conditions set forth in the 2001 Plan. The Company had approximately 1,250 employees eligible to participate in the 2001 Plan as of December 31, 2000.

The Board of Directors has submitted the 2001 Plan for the approval of the Company's shareholders in order to 1) implement a newly expanded and comprehensive equity based incentive plan with an increased number of shares of Stock reserved for issuance under the Plan and 2) qualify certain grants that may be made pursuant to the 2001 Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If the 2001 Plan is not adopted and approved by shareholders at the Annual Meeting, the 1995 Plan will remain in effect.

The full text of the 2001 Plan is attached hereto as Appendix B. Important details about specific provisions of the 2001 Plan are more fully described in the summary below, but the summary is not intended to be complete and it is qualified in its entirety by reference to the 2001 Plan.

DURATION AND ADMINISTRATION OF THE 2001 PLAN

The 2001 Plan may be administered by a committee of the Board (the "Stock Option Committee") or by the Board should a committee not be in office, and the Board or such Committee are referred to in the 2001 Plan as the "Administrator" of the 2001 Plan. Subject to the provisions of the 2001 Plan, the Administrator has plenary authority to grant Awards and, among other things, the authority to determine, amend or waive the terms and conditions of any Awards granted, including, but not limited to, the exercise price, the number of shares of Stock to be covered by each Award, including substitution or adjustment, and the exercisability thereof. Currently, independent board members, Messrs. Parton and Zager, comprise the Stock Option Committee which will administer the 2001 Plan.

PROXY STATEMENT
--------------------------------------------------------------------------------

The Administrator selects the Participants and determines the number of shares of Stock to be subject to each Award. In making such determination, the duties and responsibilities of the officer, employee, director or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company and other relevant factors are taken into account.

Number of Shares. The 2001 Plan provides for the issuance of up to 150,000 shares of Foodarama Supermarkets, Inc. Common Stock (subject to anti-dilution adjustment). The maximum number of shares of Stock that may be covered by the Awards granted to any one Participant for the life of the 2001 Plan shall be equal to one-third of the shares reserved for issuance under the 2001 Plan.

TYPES OF AWARDS AND CERTAIN TERMS AND CONDITIONS

The types of Awards that the Administrator may grant under the 2001 Plan are stock options, stock appreciation rights, restricted and non-restricted stock awards, phantom stock, performance awards, other stock grants or any combination of these Awards. The 2001 Plan provides that all Awards are to be evidenced by written agreements containing the terms and conditions of the Award ("Agreement"). The Administrator may not amend or discontinue any outstanding Awards without the consent of the holder of the Award ("Holder") if such action would adversely affect the rights of the Holder.

Stock Options. The Administrator may grant incentive stock options meeting the requirements of Section 422 of the Code ("ISO's") and non-qualified options ("NSO's") under the 2001 Plan. The Administrator will determine the exercise price of any option granted under the 2001 Plan. Stock options will be exercisable at such times as the Administrator determines.

Conditions of Stock Options. Stock options granted under the 2001 Plan are subject to the following conditions:

a) Eligibility. The 2001 Plan provides that NSO's may be granted to officers, employees, directors (employee and non-employee) and consultants of the Company or any subsidiary or affiliate of the Company. ISO's may be granted only to employees of the Company.

b) Exercise Price. The Administrator determines the exercise price of an option to purchase shares of Stock. However, the exercise price of an ISO must not be less than 100% (110%, if issued to a 10% shareholder) of the fair market value of the Stock on the date the option is granted. The exercise price of a NSO shall be determined by the Administrator. The fair market value of a share of Stock shall be the closing sale price for such Stock as quoted on the American Stock Exchange or other national exchange on which the Stock may be listed or on Nasdaqt on the date of grant.

c) Termination of Options. Excluding ISO's issued to 10% shareholders, options granted under the 2001 Plan expire on the date set forth in the Agreement (not to exceed ten years from the date of grant in the case of ISO's). ISO's granted to 10% shareholders expire five years from the date of grant (or such shorter period set forth for the ISO in the Agreement). No option may be exercised by any person after the expiration of its term.

d) Form of Consideration. The option price of any stock option shall be paid in full in cash or such other form of consideration as the Administrator may specify, including the delivery of Stock.

e) Exercise of the Option. Each Agreement will specify the term of the option and the date when the option is to become exercisable. The terms and dates of such vesting are determined by the Administrator. Stock options may be exercised in whole, at any time, or in part, from time to time, during the option term by giving written notice of intent to exercise to the Company specifying the number of shares of Stock subject to the stock option to be purchased. If the Administrator provides that any stock option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may, in whole or in part, accelerate the exercisability of any stock option.

f) Declining Market Price. If the fair market value of the Company's Common Stock declines below the exercise price of outstanding options, the Administrator may adjust or reduce the exercise price or cancel and re-grant any such option.

g) Termination of Employment. The Administrator shall establish and set forth in each instrument that evidences an option whether the option will continue to be exercisable, and the terms and conditions of such exercise, if an optionee ceases to be employed by, or to provide services to, the Company, which provisions may be waived or modified by the Administrator at any time.

FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

h) Transferability. Each NSO granted pursuant to the 2001 Plan, unless otherwise provided in the applicable option agreement, shall not be transferable except by will or the laws of descent and distribution. Each ISO shall not be transferable except by will or the laws of descent and distribution. A stock option shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, or by a transferee if a transfer is permitted, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the applicable option agreement and any person to whom the stock option is transferred by will or the laws of descent and distribution or as otherwise permitted pursuant to the specific option agreement.

i) Participant Loans. The Administrator may in its discretion authorize the Company to (i) lend an optionee an amount equal to such portion of the exercise price of an option as the Administrator may determine; or (ii) guarantee a loan obtained by an optionee from a third-party for the purpose of tendering such exercise price. The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of
     (a) the aggregate fair market value on the date of exercise, less the par value of the shares of Stock to be purchased upon the exercise of the stock option, and (b) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction. Currently, the Company's Second Amended and Restated Revolving Credit and Term Loan Agreement prohibits loans to employees.

Stock Appreciation Rights. The Administrator may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Administrator may determine. Upon exercise of a stock appreciation right by a Holder, the Holder is entitled to receive the excess of the fair market value of one share of the Company's Stock on the date of exercise over the fair market value of one share of the Stock on the date of grant. The payment may be made in cash or shares of Stock, or other form of payment, as determined by the Administrator.

Stock Awards and Phantom Stock. The Administrator may grant Awards in the form of restricted or non-restricted shares ("Stock Award"). Stock Award shares granted under the 2001 Plan will be evidenced in such a way as the Administrator may deem appropriate, including book entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed. A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance.

The Administrator may from time to time grant Awards to eligible Participants denominated in stock-equivalent units ("Phantom Stock") in such amounts and on such terms and conditions as it shall determine. Phantom Stock units granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of Phantom Stock may be settled in any consideration which the Administrator may deem appropriate in each individual instance.

Performance Awards. A performance award will entitle the Holder to receive payments upon the achievement of specified performance goals. The Administrator will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award.

Other Stock Grants. The Administrator may otherwise grant shares of Stock as it deems to be consistent with the purpose of the 2001 Plan. The Administrator will determine the terms and conditions of such other Stock grants.

Adjustment Upon Changes in Capitalization. If there is any change in the Stock subject to the 2001 Plan or an agreement through merger consolidation, reorganization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company ("Triggering Event"), appropriate adjustments shall be made by the Administrator in order to preserve, but not to increase, the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the 2001 Plan or any Agreement.

Change of Control. In the event of a Triggering Event such as a third party acquisition of the Company through the purchase of all or substantially all of the Company's assets, a merger or other business combination, the unexercised portion of outstanding options will vest and become immediately exercisable; the restrictions applicable to any outstanding Stock Award shall lapse and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the

PROXY STATEMENT
--------------------------------------------------------------------------------

extent of the original grant; all outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and, outstanding Awards shall be subject to any agreement of merger or reorganization entered into in connection with such Triggering Event.

In the absence of any agreement of merger or reorganization entered into in connection with such Triggering Event, each share of Stock subject to an outstanding Award shall be settled for the higher of the (i) the highest reported sale price reported on the American Stock Exchange or other national securities exchange on which such shares are listed or on Nasdaq, during the 60-day period prior to and including the date of a Triggering Event, or (ii) if the Triggering Event is the result of a tender or exchange offer or other corporate transaction (a "Corporate Transaction"), the highest price per share of Stock paid in such Corporate Transaction, (collectively the "Triggering Event Price") (less to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Triggering Event Price, the outstanding Award shall terminate and be canceled.

Amendment and Termination of the 2001 Plan. The Board of Directors may at any time amend or terminate the 2001 Plan as it deems advisable; provided that such amendment or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the 2001 Plan or an amendment to the 2001 Plan be approved by the Company's shareholders. No Award may be granted or any stock issued under the 2001 Plan, and no amendment or termination of the 2001 Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any Award previously granted under the 2001 Plan. The 2001 Plan shall terminate in February 2011 unless previously terminated by the Board.

FEDERAL TAX INFORMATION

Stock Options. Awards granted under the 2001 Plan may be either ISO's, as defined in Section 422 of the Code, or NSO's. An Optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Any option which does not qualify as an ISO is referred to as a NSO. An optionee will not recognize any taxable income at the time he is granted a NSO. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. The Company will be entitled to a tax deduction for any taxable income recognized in connection with an option exercised by an optionee who is also an employee of the Company in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Appreciation Rights. A Participant who is granted a SAR recognizes no income upon the grant thereof. At the time of exercise, the Participant will recognize compensation income equal to any cash received and the fair market value of any Stock received. A Participant who receives shares of Stock, and who is subject to the provisions of Section 16(b) of the Exchange Act of 1934, as amended, will recognize income based upon the fair market value of the Stock six months after the date of receipt thereof, unless he or she makes an election under Section 83(b) of the Code. This income is subject to income and employment tax withholding. The Company is entitled to an income tax deduction corresponding to the ordinary income recognized by the Participant.

Stock Awards in Restricted and Non-Restricted Shares. A recipient of restricted shares will not recognize any taxable income for Federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). If a recipient is subject to Section 16(b) of the Exchange Act on the date of the Award, the shares generally will be deemed to be subject to restrictions (in addition to the restrictions imposed by the Award) for at least six months following the date of the Award. However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award, determined without regard to the restrictions. If the recipient does not make a
Section 83(b) election or receives non-restricted shares, the fair market value of the shares on the date the restrictions lapse or on the


15

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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

date of the Award, respectively, will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse or date of the Award. The Company generally will be entitled to a deduction for compensation in the same amount treated as compensation income to the Participant.

Performance Award Shares. A Participant who receives Performance Award shares will not recognize any taxable income for Federal income tax purposes upon receipt of the Award. Any cash or shares of Stock received pursuant to the Award will be treated as compensation income received by the Participant generally in the year in which the Participant receives such cash or shares of Stock. If Performance Award shares and the Participant are subject to Section 16(b) of the Exchange Act on the date of receipt of such shares, the Participant generally will not recognize compensation income until the expiration of six months from the date of receipt, unless the Participant makes an election under Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the shares of Stock on the date compensation income is recognized. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the Participant.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE 2001 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

--------------------------------------------------------------------------------
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of Amper, Politziner & Mattia P.A., Independent Certified Public Accountants, was retained as auditors to the Company for the year ended October 28, 2000, as recommended by the Audit Committee. The selection of the independent public accountants for the Company is made by the Board of Directors. A representative of Amper, Politziner & Mattia P.A. will be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions.

--------------------------------------------------------------------------------
ANNUAL REPORT

The Company's Annual Report to shareholders for the fiscal year ended October 28, 2000, including financial statements, which Annual Report is not part of this proxy solicitation material, is being mailed to shareholders with the proxy solicitation. On written request, the Company will provide without charge to each record or beneficial holder of the Company's Common Stock, a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended October 28, 2000. Requests should be addressed to Mr. Joseph C. Troilo, Senior Vice President--Financial Administration, Foodarama Supermarkets, Inc., 922 Highway 33, Building 6, Suite 1, Freehold, New Jersey 07728.




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PROXY STATEMENT
--------------------------------------------------------------------------------

OTHER BUSINESS

Management is not aware at this time of any other matters to be presented for action. If however, any other matters properly come before the Annual Meeting, unless otherwise directed, the persons named in the proxy intend to vote in accordance with their judgment on the matters presented.


--------------------------------------------------------------------------------
PROXY SOLICITATION

The cost of solicitation of proxies will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's directors, officers, or regular employees personally or by telephone or telegraph. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners of shares and will be reimbursed by the Company for their reasonable expenses. The Company does not expect to pay any compensation to third parties for the solicitation of proxies unless such solicitation has been requested by the Company.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS

A shareholder of the Company who wishes to present a proposal for action at the Company's 2002 annual meeting of shareholders must submit such proposal to the Company and such proposal must be received by the Company by November 5, 2001.


                                          By Order of the Board of Directors,



Howell, New Jersey                        Richard J. Saker,
March 5, 2001                             Secretary


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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

APPENDIX "A"

                               AUDIT COMMITTEE OF
                           THE BOARD OF DIRECTORS OF
                          FOODARAMA SUPERMARKETS, INC.
                                    CHARTER

I. PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Foodarama Supermarkets, Inc. (the "Corporation"), in fulfilling its responsibility to oversee the business and affairs of the Corporation. The Audit Committee's primary duties and responsibilities are to: 1) serve as an independent and objective party to monitor the financial reporting process and internal control system; 2) review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department; 3) provide an open forum for communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors. The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in
Section IV of this Charter. It shall also encourage continuous improvement of and adherence to the Corporation's policies, procedures and practices.

II. COMPOSITION

The Audit Committee shall be initially comprised of two (2) independent directors, as determined by the Board. Following the annual meeting of the shareholders of the Corporation to be held in April 2001 or, in any event, no later than June 14, 2001, the Audit Committee shall be comprised of three (3) independent directors, as determined by the Board.

An independent director is a person other than (a) an officer or employee of the Corporation or any of its subsidiaries; or (b) any other person having a relationship which, in the opinion of the Board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Corporation. The following persons shall not be considered independent: (i) a director who is employed by the Corporation or any of its subsidiaries or affiliates for the current year or any of the past three years;
(ii) a director who accepts any compensation from the Corporation or any of its subsidiaries or affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its subsidiaries or affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home; (iv) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation or any of its subsidiaries or affiliates made, or from which the Corporation or any of its subsidiaries or affiliates received, payments (other than those arising solely from investments in the securities of the Corporation or any of its subsidiaries or affiliates) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; (v) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one (1) member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should meet in a separate session with the independent accountants at least twice a year to review the Corporation's financial statements. The Committee should meet with senior management and the independent accountants at least quarterly to review the Corporation's financial statements and the 10-Q, and three of such meetings may be telephonic.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.   Review and update this Charter periodically, as conditions warrant.

2. Review the regular internal reports to management prepared by the internal auditing department and management's response.

3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Review with financial management and the independent accountants the 10-K prior to its filing or prior to the release of earnings and annual report to shareholders prior to its filing.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. The full Board shall approve the fees and other compensation paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Periodically consult with the independent accountants about internal controls and the completeness and accuracy of the organization's financial statements.

7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

Financial Reporting Process

8. In consultation with the independent accountants and internal auditor, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and the internal auditors regarding any significant judgments made by management in its preparation of the financial statements.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including, but not limited to any restrictions on the scope of work or access to required information.

13. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

14. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES

Ethical and Legal Compliance

15. Establish, review and update periodically a Code of Ethics and determine that there is an established system to enforce this code.

16. Review the system established by management to enforce the Code of Ethics. Review management's monitoring of the Corporation's compliance with the Code of Ethics.

17. Review management's system established to ensure that management has the proper review system in place to ensure that the Corporation's financial statements and reports disseminated to governmental organizations and the public satisfy legal requirements.

18. Review activities, qualifications, and organizational structure of the internal audit department.

19. Review with the Corporation's counsel any legal matter that could have a significant impact on the organization's financial statements.

20.  Review with the Corporation's counsel legal compliance matters.

21. Perform any other activities consistent with this Charter, the Corporation's By-laws, rules of the American Stock Exchange ("AMEX") and governing law, as the Committee or the Board deems necessary or appropriate.


20
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PROXY STATEMENT
--------------------------------------------------------------------------------


APPENDIX "B"              FOODARAMA SUPERMARKETS, INC.
                           2001 STOCK INCENTIVE PLAN

1.   ESTABLISHMENT AND PURPOSE

Foodarama Supermarkets, Inc. 2001 Stock Incentive Plan (the "Plan") is established by Foodarama Supermarkets, Inc. and its present and future Subsidiary corporations (collectively the "Company" unless otherwise expressly provided herein) to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; promote continuity of management; and further align Participants' interests with those of the Company's other shareholders. This Plan was adopted on February 14, 2001 by the Board of Directors of the Company, and is subject to approval by the Company's shareholders on April 4, 2001. Unless this Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date.

Certain terms used herein are defined as set forth in Section 10.

2.   ADMINISTRATION; ELIGIBILITY

This Plan shall be administered by a Committee; provided, however, that, if at any time no Committee shall be in office, this Plan shall be administered by the Board. As used herein, the term "Administrator" means the Board or any Committee administering this Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of this Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, Awards outstanding under this Plan or awards outstanding under any other plan or arrangement of the Company or any Subsidiary or Affiliate (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or any Subsidiary or Affiliate). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of this Plan:

     (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

     (b) to determine whether and to what extent Awards, including but not limited to Stock Options, Stock Appreciation Rights, Restricted or Non-Restricted Stock Awards ("Stock Awards"), Phantom Stock and Performance Awards or any combination thereof, are to be granted hereunder;

     (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

     (d)  to approve forms of Agreement for use under this Plan;

     (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

     (f) subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of this Plan and (ii) extension of the post-termination exercisability period of Stock Options;

     (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

     (h)  to determine the Fair Market Value; and

     (i) to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any Agreement relating thereto) and to otherwise supervise the administration of this Plan.


21
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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or any appropriately delegated officer pursuant to the provisions of this Plan with respect to any Award shall be made in the sole discretion of the Administrator or such officer at the time of the grant of the Award or, unless in contravention of any express term of this Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3. STOCK SUBJECT TO PLAN

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under this Plan shall not exceed one hundred fifty thousand (150,000) shares of Stock. Stock issuable pursuant to the Plan may be authorized and unissued shares of Stock or shares of Stock held in treasury by the Company.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under this Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares of Stock that may be covered by Stock Options, Stock Appreciation Rights, Stock Awards, Phantom Stock and Performance Awards in the aggregate, granted to any one Participant for the life of the Plan shall be equal to one-third (1/3) of the shares reserved for delivery under the Plan (50,000 shares as of the date of the adoption of the Plan), or as otherwise determined by the Board.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(a) number and kind of shares that may be delivered under this Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4. STOCK OPTIONS

Stock Options may be granted alone or in addition to other Awards granted under this Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under this Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company or any Subsidiary of the Company. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date this Plan is adopted, or the date this Plan is approved by the Company's shareholders, whichever is earlier.


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PROXY STATEMENT
--------------------------------------------------------------------------------

Stock Options shall be evidenced by option Agreements, each in a form approved by the Administrator. An option Agreement shall indicate on its face whether it is intended to be an Agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole, at any time, or in part, from time to time, during the option term by giving written notice of intent to exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

     The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option Agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock (as defined in Section 6 hereof) subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

     If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

     No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a shareholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official shareholder records, except as otherwise provided herein or in the applicable option Agreement.


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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

(e) Transferability of Stock Options. Except as otherwise provided in the applicable Agreement, a Non-Qualified Stock Option shall not be transferable except by will or the laws of descent and distribution. An Incentive Stock Option also shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee or assignee, if permitted, it being understood that the terms "Holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable Agreement and any person to whom the Stock Option is transferred by will or the laws of descent and distribution or as otherwise permitted. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(f) Termination by Death. Unless otherwise provided in the applicable option Agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of one (1) year after the date of such Participant's death and (ii) the expiration of the stated term of such Option. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g) Termination by Reason of Disability. Unless otherwise provided in the applicable option Agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of ninety
     (90) days after the date of such Disability and (ii) the expiration of the stated term of such Option; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 90 days from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option Agreement, if an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of ninety days after the date of such Retirement and (ii) the expiration of the stated term of such Option; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 90 days from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i) Other Termination. Unless otherwise provided in the applicable option Agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 30 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 90 days from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.


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(j)  Participant Loans. The Administrator may in its discretion authorize the
     Company to:

     (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

     (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

     The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (A) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (B) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

5. STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by an Optionee in accordance with this Section 5 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

     (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

    (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted with respect to the underlying Stock Option in accordance with Section 4(e).

6. STOCK AWARDS OTHER THAN OPTIONS

Stock Awards may be directly issued under this Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may vest immediately upon issuance, in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.


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A Stock Award may be issued in exchange for any consideration which the
Administrator may deem appropriate in each individual instance, including, without limitation:

     (i)  cash or cash equivalents;

     (ii) past services rendered to the Company or any Subsidiary or Affiliate;
          or

    (iii) future services to be rendered to the Company or any Subsidiary or Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Stock, in cash, or in a combination of Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Agreement, the Participant shall not have the rights of a shareholder with respect to any shares of Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the Participant.

Performance Awards. The Administrator may, in its discretion, grant performance Awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance Awards may be paid by the delivery of Common Stock or cash or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or any Subsidiary or Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or any Subsidiary or Affiliate as a whole, over such performance period as the Administrator may designate.

7. TRIGGERING EVENTS

     (a) Impact of Triggering Event. Notwithstanding any other provision of this Plan to the contrary, in the event of a Triggering Event (as defined in Section 7(b) below):

          (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Triggering Event is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

          (ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

         (iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and,

          (iv) Outstanding Awards shall be subject to any Agreement of merger or reorganization entered into in connection with such Triggering Event, which Agreement shall provide for:

               (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

               (B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

               (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

               (D) Settlement in cash of each share of Stock subject to an outstanding Award for the Triggering Event Price (less, to the extent applicable, the per share exercise price).

          (v) In the absence of any Agreement of merger or reorganization entered into in connection with such Triggering Event, each share of Stock subject to an outstanding Award shall be settled in cash for the Triggering Event Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Triggering Event Price, the outstanding Award shall terminate and be canceled.


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     (b)  Definition of Triggering Event. For purposes of this Plan, a
          "Triggering Event" shall mean the happening of any of the following with respect to the Company, which, for purposes of this Section 7(b), shall mean Foodarama Supermarkets, Inc. and all its successors:

          (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (ii) of this
               Section 7(b); or

          (ii) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction; and
               (3) individuals who were members of the Board immediately prior to the approval by the shareholders of the Company of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

         (iii) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (ii) of this Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

     (c) Triggering Event Price. For purposes of this Plan, "Triggering Event Price" means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the American Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60-day period prior to and including the date of a Triggering Event, and (ii) if the Triggering Event is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.


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8.   MISCELLANEOUS

     (a) Amendment. The Board may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or any Subsidiary or Affiliate, or (ii) made to permit the Company or any Subsidiary or Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law, Agreement or the rules of any stock exchange or market on which the Stock is listed.

          The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

          Notwithstanding anything in this Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

     (b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

     (c)  General Provisions.

          (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

               All certificates for shares of Stock or other securities delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (ii) Nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

         (iii) The adoption of this Plan shall neither confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

          (iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under this Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company, or any of its Subsidiaries or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

          (v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.


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          (vi) Any amounts owed to the Company or any Subsidiary or Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company and any Subsidiary or Affiliate.

         (vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        (viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section (8)(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or any Subsidiary or Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an Agreement with the Company or any Subsidiary or Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

          (ix) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

          (x) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

          (xi) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives, successors and permitted assignees.

         (xii) This Plan and each Agreement granting an Award constitute the entire Agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such Agreement, the terms and conditions of this Plan shall control.

        (xiii) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

         (xiv) This Plan, and all Awards, Agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the State of New Jersey (other than its law respecting choice of law).


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     (d)  Declining Market Price. In the event the fair market value of the
          Stock declines below the exercise price set forth in any Option, the Committee may, subject to the approval of the Board, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Stock.

9.   DEFERRAL OF AWARDS

The Administrator (in its sole discretion) may permit a Participant to:

     (a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

     (b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

     (c) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable Agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.

10.  DEFINITIONS

For purposes of this Plan, the following terms are defined as set forth below:

     (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

     (b) "Agreement" means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

     (c) "Award" means Stock Option, Stock Appreciation Right, Restricted or Non-Restricted Stock Award, Phantom Stock or Performance Award.

     (d)  "Board" means the Board of Directors of the Company.

     (e) "Cause" means (i) the conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (g) "Commission" means the Securities and Exchange Commission or any successor agency.


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     (h)  "Committee" means a committee of Directors appointed by the Board to administer this Plan. With respect to Awards granted at any time the Company is publicly held, insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more Directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act and each of whom is also an "outside director" under Section 162(m) of the Code.

          The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

     (i) "Company" means Foodarama Supermarkets, Inc., a New Jersey corporation and its present and future subsidiary corporations, as defined in
          Section 424(f) of the Internal Revenue Code of 1986, as amended.

     (j)  "Director" means a member of the Company's Board of Directors.

     (k) "Disability" as defined in Section 22(e)(3) of the Code, means an individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Company may require.

     (l)  "Effective Date" means February 14, 2001.

     (m) "Eligible Individual" means any officer, full time employee or Director (employee or non-employee) of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (o) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on the American Stock Exchange (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

     (p) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have substantially all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of substantially all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

     (q) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
          Section 422 of the Code.

     (r) "Nasdaq" means The Nasdaq Stock Markett, including the Nasdaq National Markett and the Nasdaq SmallCap MarketSM.

     (s) "Non-Employee Director" means a Director who is not an officer or employee of the Company.


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FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
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     (t)  "Non-Qualified Stock Option" means any Stock Option that is not an
          Incentive Stock Option.

     (u)  "Optionee" means a person who holds a Stock Option.

     (v)  "Participant" means an Eligible Individual granted an Award.

     (w)  "Plan" means the Foodarama Supermarkets, Inc. 2001 Stock Incentive
          Plan.

     (x) "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

     (y) "Retirement" means termination of employment with the Company or any Subsidiary or Affiliate at or after age 65, or provision of services at or after age 65, under circumstances which the Administrator, in its sole discretion, deems equivalent to termination of employment with the Company or any Subsidiary or Affiliate.

     (z)  "Stock" means Common Stock, par value $1.00 per share, of the Company.

     (aa) "Stock Appreciation Right" means a right granted under Section 5.

     (bb) "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in restricted or non-restricted Stock or denominated in restricted or non-restricted shares of Stock.

     (cc) "Stock Option" means an option granted under Section 4.

     (dd) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

     (ee) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.


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